                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 1, 2007
                                                           ------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        0-25918                  13-3672716
      --------                        -------                  ----------
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)           Identification No.)

        1350 Broadway, Suite 2300, New York, New York         10018
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        (Address of Principal Executive Offices)           (Zip Code)

      Registrant's telephone number, including area code (212) 239-0990
                                                         --------------

                                       N/A
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

MERGER AGREEMENT

      On June 1, 2007,  Everlast  Worldwide  Inc., a Delaware  corporation  (the
"Company"),   entered  into  an  Agreement  and  Plan  of  Merger  (the  "Merger
Agreement") with Hidary Group  Acquisitions,  LLC, a Delaware limited  liability company ("Parent") and Hidary Group Acquisitions,  Inc., a Delaware  corporation and a wholly owned  subsidiary of Parent  ("Merger  Sub") pursuant to which each issued and  outstanding  share of common  stock,  $.002 par value  (the  "Common
Stock"),  of the Company will be converted  into the right to receive $26.50 per share in cash. As part of the Merger  Agreement,  Merger Sub will merge with and into the Company with the Company being the surviving corporation in the merger.
As a result of the  merger,  the  Company  will  cease to be a  publicly  traded company.

      The Merger Agreement and related  transactions are subject to the approval of the Company's  stockholders and certain other customary  closing  conditions, and are expected to be completed during the third quarter of 2007.

      The Merger Agreement contains a "go-shop"  provision pursuant to which the
Company has a 30-day  period  expiring  July 1, 2007 during which it may solicit additional interest in a transaction. Following the 30-day "go-shop" period, the
Company will have the ability to continue  discussions with any persons who make an  acquisition  proposal  during the "go-shop"  period or with any persons with whom the Company was engaged in discussions  concerning an acquisition proposal.
Under  the  Merger  Agreement,  the  Company  may also  respond  to  unsolicited proposals during the period prior to the stockholders' vote.

      If the Merger Agreement is terminated under certain  circumstances  during the "go-shop" period,  the Company must pay a termination fee of $3 million.  If the Merger  Agreement  is  terminated  after the  "go-shop"  period,  then under certain circumstances the Company must pay a termination fee of $4.5 million.

      The foregoing  description of the Merger  Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger  Agreement.
The Merger  Agreement  is filed  herewith  as Exhibit  99.1 and is  incorporated herein by reference. The Merger Agreement has been included to provide investors and  stockholders  with  information  regarding its terms. It is not intended to provide any other factual  information  about the Company.  The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other, and the assertions embodied in such  representations  and warranties are qualified by information  contained in confidential  disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and stockholders should not rely on such  representations and warranties as  characterizations of the actual state of facts or circumstances, since they were only made as of the date of the
Merger Agreement and are modified in important part by the underlying disclosure schedules.

      In connection with the proposed transaction, the Company will file a proxy statement with the Securities  and Exchange  Commission.  INVESTORS AND SECURITY
HOLDERS  ARE  ADVISED TO READ THE PROXY  STATEMENT  WHEN IT  BECOMES  AVAILABLE,
BECAUSE IT WILL CONTAIN  IMPORTANT  INFORMATION.  Investors and security holders may  obtain a free  copy of the  proxy  statement  (when  available)  and  other documents filed by the Company at the Securities and Exchange  Commission's  web
site at  www.sec.gov.  The proxy  statement and such other documents may also be obtained  for free from the Company by  directing  such  request to the Company,
Attention: Angelo V. Giusti, Secretary,  Everlast Worldwide Inc., 1350 Broadway,
Suite 2300, New York, New York 10018, Telephone: (212) 239-0990.

      The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its  stockholders  in  connection  with the  proposed  transaction.
Information  concerning  the  interests  of the  Company's  participants  in the solicitation is set forth in the Company's  proxy  statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission,  and in the proxy statement relating to the transaction when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

        99.1            Agreement and Plan of Merger, dated as of June 1,
                        2007, among Hidary Group Acquisitions, LLC, Hidary
                        Group Acquisitions, Inc. and Everlast Worldwide Inc.*

      *  Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation
         S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                            (Registrant)

Date: June 4, 2007
                                    By: /s/ Gary J. Dailey
                                        ----------------------------------------
                                    Name:  Gary J. Dailey
                                    Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibits
-----------       --------

   99.1           Agreement and Plan of Merger, dated as of June 1,
                  2007, among Hidary Group Acquisitions, LLC, Hidary Group
                  Acquisitions, Inc. and Everlast Worldwide Inc.*

      *  Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation
         S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.